Overstock Announces First Quarter 2021 Financial Results
First quarter net revenue growth of 94% year over year to $660 million
First quarter income from continuing operations of $26 million, an increase of $40 million year over year

SALT LAKE CITY - April 29, 2021 - Overstock.com, Inc. (NASDAQ:OSTK) today reported financial results for the quarter ended March 31, 2021.

First Quarter 2021 Financial Highlights, from continuing operations

•	Total net revenue was $660 million, an increase of 94% year over year
•	Gross profit was $154 million or 23.3% of total net revenue, an increase of 141 basis points year over year
•	Income from continuing operations was $26 million, an improvement of $40 million year over year
•	Diluted earnings per share was $0.56, an improvement of $0.90 year over year
•	Adjusted EBITDA (non-GAAP) was $34 million, an improvement of $40 million year over year
•	YTD net cash provided by operating activities was $74 million, an improvement of $76 million year over year
•	YTD free cash flow (non-GAAP) improved $76 million year over year
•	At the end of the first quarter, cash and cash equivalents totaled $535 million

"On the heels of a record 2020, Overstock continues to execute consistently and delivered strong results for the first quarter of 2021," said Overstock CEO Jonathan Johnson. "Our strong momentum reflects our purposeful and strategic focus on our home business and the operational changes we've made and continue to put in place. For the first quarter, our net revenue increased by 94%, and our active customers nearly doubled again. Our focus on improving the customer experience and making our brand vision of 'Dream Homes for All' a reality is paying off. In addition, our strategic partnership with Pelion Venture Partners for oversight of Medici Ventures' blockchain assets closed ahead of schedule and we believe it will provide the portfolio companies the opportunities they need to succeed. We have had another great quarter of profitable market share growth! We believe Overstock is well positioned to sustain this profitable path through 2021 and beyond. I look forward to providing a full update on our first quarter performance during our earnings call."

First Quarter 2021 Operational Highlights

•	Active customers reached 9.9 million as of March 31, 2021, an increase of 92% year over year
•	LTM net revenue per active customer was $283 as of March 31, 2021, an increase of 3.7% year over year
•	Orders delivered in the first quarter of 2021 were 3.6 million, an increase of 66% year over year
•	Average order value was $183 for the first quarter of 2021, an increase of 17% year over year
•	Orders per active customer, measured as LTM orders divided by active customers, was 1.66 for the first quarter of 2021, compared to 1.70 for the first quarter of 2020
•	Orders placed on a mobile device were 50.1% of gross merchandise sales in the first quarter 2021, an increase of 380 basis points year over year

Partnership with Pelion Venture Partners

On April 23, 2021, ahead of schedule, Overstock closed its blockchain fund transaction with Pelion Venture Partners, a third-party venture capital firm with a proven track record of successfully investing in early-stage companies, to oversee Medici Ventures' blockchain assets. "I expect Pelion, which will oversee the portfolio and make follow-on investment decisions, will take these companies to the next level and help guide them to economic success. Overstock will now focus on its core e-commerce business, which continues to achieve tremendous revenue, profits and market share growth," noted Johnson. In connection with the transaction, Medici Ventures, Overstock's wholly owned blockchain-focused subsidiary, was converted to a limited partnership (the "Fund"). Overstock is the sole limited partner of the Fund, and Pelion acts as the general partner of the Fund. Pelion now has sole authority and responsibility for the Fund's investment decisions and in exercising all shareholder rights the Fund holds in the portfolio companies. The Fund has an eight-year lifespan and a total capital commitment of $45 million. The Fund will return invested capital to Overstock first and then apportion profits on successful exits as outlined in the Fund's Limited Partnership Agreement.

Financial Reporting Presentation in Accordance with the Pelion Transaction

Medici Ventures' blockchain businesses met the criteria to be reported as held for sale and discontinued operations as of March 31, 2021. Accordingly, we have classified the related assets and liabilities as held for sale in our consolidated balance sheets and the related operating results as discontinued operations in our consolidated statements of operations, for all periods presented. As a result of the transaction, Overstock has reorganized its remaining businesses into a single reportable operating segment, Retail. Corporate-related overhead costs are included in Retail continuing operations.

Earnings Webcast Information

Overstock will hold a conference call and webcast to discuss its fourth quarter and full year 2020 financial results on Wednesday, April 29, 2021, at 8:30 a.m. ET. To access the live webcast and presentation slides, go to http://investors.overstock.com. To listen to the conference call via telephone, dial (877) 673-5346 and enter conference ID 5898642 when prompted. Participants outside the U.S. or Canada who do not have Internet access should dial +1 (724) 498-4326, then enter the conference ID provided above.

A replay of the conference call will be available at http://investors.overstock.com, starting two hours after the live call has ended. An audio replay of the webcast will be available via telephone starting at 11:30 a.m. ET on Thursday, April 29, 2021, through 11:30 a.m. ET on Thursday, May 13, 2021. To listen to the recorded webcast by phone, dial (855) 859-2056, then enter the conference ID provided above. Outside the U.S. or Canada, dial +1 (404) 537-3406 and enter the conference ID provided above.

Questions may be emailed in advance of the call to ir@overstock.com.

About Overstock.com

Overstock.com, Inc. (Common Stock (NASDAQ:OSTK) / Series A-1 Preferred Stock (tZERO ATS:OSTKO) / Series B Preferred Stock (OTCQX:OSTBP)) is an online retailer and technology company based in Salt Lake City, Utah. Its leading e-commerce website sells a broad range of new home products at low prices, including furniture, décor, area rugs, bedding and bath, home improvement, and more. The online shopping site, which is visited by tens of millions of customers a month, also features a marketplace providing customers access to millions of products from third-party sellers. In 2014, Overstock was the first major retailer to accept cryptocurrency as a form of payment and continues to do so. Overstock regularly posts information about the Company and other related matters on the Newsroom and Investor Relations pages on its website, Overstock.com.

O, Overstock.com, O.com, Club O, and Worldstock are registered trademarks of Overstock.com, Inc. Other service marks, trademarks and trade names which may be referred to herein are the property of their respective owners.

Cautionary Note Regarding Forward-Looking Statements

This press release and the April 29, 2021 conference call and webcast to discuss our financial results may contain forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include all statements other than statements of historical fact, including forecasts of trends, statements regarding expectations with respect to the performance of Pelion in managing the Fund. These forward-looking statements are inherently difficult to predict. Actual results could differ materially for a variety of reasons, including but not limited to, the duration of the COVID-19 pandemic and its ultimate impact on our business and results of operations, adverse tax, regulatory or legal developments, and competition, including how such factors will be impacted at such time as the pandemic subsides throughout the country and globally. Other risks and uncertainties include, among others, the inherent risks associated with the businesses that Medici Ventures and tZERO are pursuing, our continually evolving business model, and difficulties we may have with our infrastructure, our fulfillment partners or our payment processors, including cyber-attacks or data breaches affecting us or any of them, and difficulties we may have with our search engine optimization results. More information about factors that could potentially affect our financial results are included in our Form 10-K for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission on February 26, 2021, and in our subsequent filings with the Securities and Exchange Commission. The Form 10-K and our subsequent filings with the Securities and Exchange commission identify important factors that could cause our actual results to differ materially from those contained in or contemplated by our projections, estimates and other forward-looking statements.

Contacts Investor Relations: Alexis Callahan 801-947-5126 ir@overstock.com	Media Relations: Megan Herrick 801-947-3564 pr@overstock.com

Overstock.com, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except per share data)
	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$534,776	$495,425
Restricted cash	1,232	1,197
Accounts receivable, net	38,518	22,867
Inventories	6,711	6,243
Prepaids and other current assets	23,019	22,879
Current assets held for sale	—	34,129
Total current assets	604,256	582,740
Property and equipment, net	110,804	113,767
Goodwill	6,160	6,160
Operating lease right-of-use assets	15,450	17,297
Other long-term assets, net	3,692	4,095
Long-term assets held for sale	153,362	106,155
Total assets	$893,724	$830,214
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$135,383	$109,759
Accrued liabilities	130,093	123,646
Unearned revenue	96,308	72,165
Operating lease liabilities, current	4,837	5,152
Other current liabilities	3,372	2,935
Current liabilities held for sale	—	13,924
Total current liabilities	369,993	327,581
Long-term debt, net	40,505	41,334
Operating lease liabilities, non-current	11,572	13,206
Other long-term liabilities	3,680	4,082
Long-term liabilities held for sale	19,034	7,685
Total liabilities	444,784	393,888
Stockholders' equity:
Preferred stock, $0.0001 par value, authorized shares - 5,000
Series A-1, issued and outstanding - 4,204 and 4,204	—	—
Series B, issued and outstanding - 357 and 357	—	—
Common stock, $0.0001 par value, authorized shares - 100,000
Issued shares - 46,589 and 46,331
Outstanding shares - 43,000 and 42,768	4	4
Additional paid-in capital	951,615	970,873
Accumulated deficit	(509,140)	(525,233)
Accumulated other comprehensive loss	(549)	(553)
Treasury stock at cost - 3,589 and 3,563	(78,048)	(71,399)
Equity attributable to stockholders of Overstock.com, Inc.	363,882	373,692
Equity attributable to noncontrolling interests	85,058	62,634
Total stockholders' equity	448,940	436,326
Total liabilities and stockholders' equity	$893,724	$830,214

Overstock.com, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except per share data)
	Three months ended March 31,
	2021	2020
Net revenue	$659,861	$339,598
Cost of goods sold	506,337	265,392
Gross profit	153,524	74,206
Operating expenses
Sales and marketing	73,538	36,345
Technology	30,523	27,281
General and administrative	22,871	23,885
Total operating expenses	126,932	87,511
Operating income (loss)	26,592	(13,305)
Interest expense, net	(155)	(11)
Other expense, net	(226)	(287)
Income (loss) from continuing operations before income taxes	26,211	(13,603)
Provision for income taxes	193	163
Income (loss) from continuing operations	26,018	(13,766)
Loss from discontinued operations, net of tax	(10,126)	(5,799)
Net income (loss)	15,892	(19,565)
Less: Net loss attributable to noncontrolling interests—discontinued operations	(201)	(3,232)
Net income (loss) attributable to stockholders of Overstock.com, Inc.	$16,093	$(16,333)
Net income (loss) per share of common stock:
Net income (loss) attributable to common shares—basic
Continuing operations	$0.57	$(0.34)
Discontinued operations	(0.23)	(0.06)
Total	$0.34	$(0.40)
Net income (loss) attributable to common shares—diluted
Continuing operations	$0.56	$(0.34)
Discontinued operations	(0.23)	(0.06)
Total	$0.33	$(0.40)
Weighted average shares of common stock outstanding:
Basic	42,885	40,158
Diluted	43,320	40,158

Overstock.com, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands)
	Three months ended March 31,
	2021	2020
Cash flows from operating activities:
Consolidated net income (loss)	$15,892	$(19,565)
Loss from discontinued operations, net of income taxes	10,126	5,799
Adjustments to reconcile consolidated net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	5,146	5,569
Non-cash operating lease cost	1,320	1,431
Stock-based compensation to employees and directors	2,305	2,681
Other non-cash adjustments	638	429
Changes in operating assets and liabilities:
Accounts receivable, net	(15,651)	(6,902)
Inventories	(468)	1,162
Prepaids and other current assets	447	1,566
Other long-term assets, net	(448)	457
Accounts payable	25,589	(1,708)
Accrued liabilities	6,693	(3,663)
Unearned revenue	24,143	12,903
Operating lease liabilities	(1,379)	(1,626)
Other long-term liabilities	(269)	(180)
Net cash provided by (used in) continuing operating activities	74,084	(1,647)
Net cash used in discontinued operating activities	(12,353)	(10,580)
Net cash provided by (used in) operating activities	61,731	(12,227)
Cash flows from investing activities:
Expenditures for property and equipment	(2,395)	(2,638)
Other investing activities, net	(367)	(99)
Net cash used in continuing investing activities	(2,762)	(2,737)
Net cash provided by (used in) discontinued investing activities	5,737	(3,262)
Net cash provided by (used in) investing activities	2,975	(5,999)
Cash flows from financing activities:
Payments on long-term debt	(551)	—
Proceeds from long-term debt	—	47,500
Proceeds from sale of common stock, net of offering costs	—	2,848
Payments of taxes withheld upon vesting of restricted stock	(7,292)	(1,686)
Other financing activities, net	(1)	(2,325)
Net cash provided by (used in) continuing financing activities	(7,844)	46,337
Net cash provided by discontinued financing activities	2,085	912
Net cash provided by (used in) financing activities	(5,759)	47,249
Net increase in cash, cash equivalents, and restricted cash	58,947	29,023
Cash, cash equivalents, and restricted cash, beginning of period, inclusive of cash balances classified as held for sale	519,181	114,898
Cash, cash equivalents, and restricted cash, end of period, inclusive of cash balances classified as held for sale	578,128	143,921
Less: Cash, cash equivalents, and restricted cash held for sale	42,120	15,440
Cash, cash equivalents, and restricted cash, end of period	$536,008	$128,481

Supplemental Operational Data

We measure our business using operational metrics, in addition to the financial metrics shown above and the non-GAAP financial measures explained below. We believe these metrics provide investors with additional information regarding our financial results, including indicators of our growth, customers' purchasing patterns, and the mix of products purchased by our customers.

Active customers represents the total number of unique customers who have made at least one purchase during the prior twelve-month period. This metric captures both the inflow of new customers and the outflow of existing customers who have not made a purchase during the prior twelve-month period.

LTM net revenue per active customer represents total net revenue in a twelve-month period divided by the total number of active customers for the same twelve-month period.

Orders delivered represents the total number of orders delivered in any given period, including orders that may eventually be returned. As we ship a large volume of packages through multiple carriers, actual delivery dates may not always be available, and in those circumstances we estimate delivery dates based on historical data.

Average order value is defined as total net revenue in any given period divided by the total number of orders delivered in that period.

Orders per active customer is defined as orders delivered in a twelve-month period divided by active customers for the same twelve-month period.

The following table provides key operating metrics for the Retail business:
(in thousands, except for LTM net revenue per active customer, average order value and orders per active customer)

	Three months ended March 31,
	2021	2020
Active customers	9,938	5,170
LTM net revenue per active customer	283	273
Orders delivered	3,608	2,174
Average order value	183	156
Orders per active customer	1.66	1.70

Non-GAAP Financial Measures and Reconciliations

We are providing certain non-GAAP financial measures in this release and related earnings conference call, including Adjusted EBITDA and Free cash flow. We use these non-GAAP measures internally in analyzing our financial results at both the consolidated and segment level and we believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance in the same manner as our management and board of directors. We have provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures in this earnings release. These Non-GAAP financial measures should be used in addition to and in conjunction with the results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures.

Adjusted EBITDA is a non-GAAP financial measure that is calculated as income (loss) from continuing operations before depreciation and amortization, stock-based compensation, interest and other income (expense), provision (benefit) for income taxes, and special items. We believe the exclusion of certain expenses in calculating Adjusted EBITDA facilitates operating performance comparisons on a period-to-

period basis. Exclusion of items in the non-GAAP presentation should not be construed as an inference that these items are unusual, infrequent or non-recurring.

Free cash flow is a non-GAAP financial measure that is calculated as net cash provided by or used in operating activities reduced by expenditures for property and equipment. We believe free cash flow is a useful measure to evaluate the cash impact of the continuing operations of the business including purchases of property and equipment which are a necessary component of our ongoing operations.

The following table reflects the reconciliation of Adjusted EBITDA to income (loss) from continuing operations (in thousands):

	Three months ended March 31,
	2021	2020

Income (loss) from continuing operations	$26,018	$(13,766)
Depreciation and amortization	5,146	5,569
Stock-based compensation	2,305	2,681
Interest expense, net	155	11
Other expense, net	226	287
Provision for income taxes	193	163
Special items (see table below)	(187)	(1,486)
Adjusted EBITDA	$33,856	$(6,541)

Special items:
Special legal charges (1)	$(187)	$(2,501)
Severance	—	1,015
	$(187)	$(1,486)
__________________________________________
    (1) — Includes amounts associated with the resolution for and adjustments to various legal contingencies.

The following table reflects the reconciliation of Free cash flow to Net cash provided by (used in) continuing operating activities (in thousands):

	Three months ended March 31,
	2021	2020
Net cash provided by (used in) continuing operating activities	$74,084	$(1,647)
Expenditures for property and equipment	(2,395)	(2,638)
Free cash flow	$71,689	$(4,285)